UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 26, 2025

TREASURE GLOBAL INC

(Exact name of registrant as specified in its charter)

Delaware	001-41476	36-4965082
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

276 5th Avenue, Suite 704 #739 New York, New York	10001
(Address of registrant’s principal executive office)	(Zip code)

+6012 643 7688

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	TGL	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

As previously reported, the Company entered into a certain service agreement, as supplemented by the first and second supplemental letter agreements dated March 24, 2025, and March 28, 2025, respectively (the “Agreement”) with V Gallant SDN BHD (“V Gallant”), a private company incorporated in Malaysia. Pursuant to the Agreement, the Company engaged V Gallant for its generative AI solutions and AI digital human technology services (the “Services”) in accordance with the terms and conditions therein. The Company agreed to pay V Gallant a total consideration of $16,000,000 (the “Fees”) to V Gallant and/or its nominees for the Services and all associated hardware and software under the Agreement.

On December 26, 2025, the Company entered into a third supplemental letter agreement (the “Third Supplemental Letter”) with V Gallant to amend Clause 4.1 of the underlying Agreement, pursuant to which the total consideration payable thereunder was reduced from $16,000,000 to $10,800,000.

As of the date of the Third Supplemental Letter, the Company had already paid an aggregate amount of $16,000,000 to V Gallant in accordance with the Agreement, thereby fully satisfying the amended total consideration under the Agreement. Following the execution of the Third Supplemental Letter, the Company does not have any further payment obligations to V Gallant in respect of the Services under the Agreement, and excess amount of $5,200,000 (the “Excess”) will be settled through the issuance of V Gallant Limited’s shares (“V Gallant Shares”), giving the Company an equity interest in its generative AI and AI digital human technology partner. The Company and V Gallant further agreed that the Excess shall be converted to V Gallant Shares based on a price of $4.00 per share, in accordance with the terms set forth in the Third Supplemental Letter.

The above summary of the Third Supplemental Agreement is qualified in its entirety by reference to the full text of the Third Supplemental Agreement, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01. Financial Statement and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Supplemental Letter agreement between Treasure Global Inc and V Gallant SDN BHD dated December 26, 2025
104	Cover Page Interactive Data File (embedded with the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 2, 2026	TREASURE GLOBAL INC.

	By:	/s/ Carlson Thow
	Name:	Carlson Thow
	Title:	Chief Executive Officer

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